Exhibit 10.84

                                  BANQUE WORMS

                             SUCCURSALE RIVE DROITE
               370, RUE SAINT-HONORE - B.P. - 75027 PARIS CEDEX 01
     TEL. 01 49 07 66 00 - FAX 01 49 07 66 60 - TELEX 216 019 F / 214 122 F


                          Paris, le 22 decembre 1997

                          INTER PARFUMS
                          4, Rond Point des Champs Elysees
                          75008 PARIS

                       A l'attention de MM. Santi Lecleroq
                       -----------------------------------



Messieurs,

Vous nous avez precise avec M. Benacin vos attentes en matiere de concours bancaires, au cours de notre entretien du 18 courant.

Nous avons bien note que vous recherchiez une ligne de 10 MF utilisable en decouvert ou apot a T4M/PIBOR+0,625% et une ligne d'escompte commercial de 5 MF a PIBOR+0,60%.

Comme convenu, et avant de vous etablir un cahier de conditions, je vous propose de reprendre contact avec vous au cours de la semaine du 12 janvier afin de savoir si notre proposition vous convient parfaitement.

Nous souhaitons etre a vos cotes pour reussir votre projet dans le respect des valeurs qui animent votre groupe : transparence, reactivite et pragmatisme.

Nous nous tenons a votre disposition pour repondre a vos questions et vous prions d'agreer, Messieurs, l'expression de nos salutations distinguees.



                              /s/ L. Pages              /s/ T. Clamon
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